Analyst Day Meeting Scott R. Ward Chairman, President & CEO July 31, 2018

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s growth, future financial measurements, product development and introductions, clinical trials, and market opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material. In addition, this presentation also includes certain non-GAAP financial measures, such as Adjusted EBITDA. Reconciliations of the non-GAAP financial measures used in this presentation to the most comparable U.S. GAAP measures for the respective periods can be found in tables in the appendix to this presentation. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP.

Agenda Overview: Scott Ward Clinician’s Perspective: Dr. Martin Leon Driving Sustainable Long-Term Growth: Rhonda Robb Clinician’s Perspective: Dr. David Kandzari Growth Summary & Financial Performance: Jeff Points Closing Comments: Scott Ward Physician Q&A: Dr. Martin Leon and Dr. David Kandzari CSI Q&A: Scott Ward, Rhonda Robb, Jeff Points

Cardiovascular Systems, Inc. Overview Historical Revenue Highly Differentiated and Proprietary Core Technology $300 10% 3-Year CAGR Serving Large and Growing Markets $250 $217 $205 $200 $178 Complex and Difficult Disease State $150 Robust Medical Evidence (Millions) $100 Large and Established U.S. Sales Organization $50 Exceptional Clinical Case Support and Medical Education $- FY16 FY17 FY18

Commitment to Our Mission


Saving Limbs, Saving Lives Every Day

Focused on Complex Peripheral and Coronary Artery Disease

2 Million+
Patients with Critical Limb Ischemia (CLI)[1]

160,000
Annual Amputations in the U.S.[2]

370,000
Deaths Annually From Coronary Artery Disease in the U.S.[3]

525,000
High Risk or Complex High Risk Procedures Annually in the U.S.[4]

1. Yost ML, CLI U.S. Supplement, Beaufort, SC. 2016 as presented at NCVH 2017
2. Allie DE, Hebert CJ, Ingraldi A, Patlola RR, Walker CM. 24-Carat Gold, 14-Carat Gold, or Platinum Standards in the Treatment of Critical Limb Ischemia: Bypass Surgery or Endovascular Intervention? J Endovsc Ther. 2009;16(Suppl I):I134–I146.
3. CSI Company Estimates
4. American Heart Association - Heart Disease and Stroke Statistics- 2018 Update

CSI | CARDIOVASCULAR SYSTEMS, INC.

Experienced and Talented Team Average Experience in Medical Technology: 18 Years Scott R. Ward, MS, MBA Jeffrey S. Points, MBA, Rhonda J. Robb, MBA Chairman, CPA Chief Operating Officer President and CEO Chief Financial Officer Alexander Rosenstein, Ryan D. Egeland, MD David S. Whitescarver, JD PhD JD General Counsel & Vice President, VP, Corporate Dev’t & Corporate Secretary Medical Affairs Intellectual Property John M. Hastings, MBA Sandra M. Sedo, MBA, JD Laura J. Gillund, MAIR VP, Manufacturing Chief Compliance Officer Chief Talent Officer & Operations Organizational Values: Confidence, Passion, Innovation, Accountability and Pace

CSI Today # 1 67 K >700 80 Market leadership 227 Patients treated of Mission Driven Engineers in calcified peripheral & Patents annually Employees and Scientists coronary atherectomy FY18 8% 68% Other Peripheral OAS $217M In Revenue 1% 23% International Coronary OAS

Strong Financial Platform for Growth

Profitable Business Model: FY18 Net Income $1.7M

Revenues

10%
CAGR



$178M
$205M
$217M
FY16
FY17
FY18

Gross Margin

+80%



80%
81%
82%
FY16
FY17
FY18

Adjusted EBITDA

+$56M



$12.9M
$16.5M
FY16
FY17
FY18
$(39.2)M

Cash Balance

+$56M



$60.6M
$107.9M
$116.3M
FY16
FY17
FY18

CSI CARDIOVASCULAR SYSTEMS, INC.

Driving Sustainable Growth: Broaden Our Value Streams • Financial Goal: Five Year CAGR of 15 - 18% and Revenue of $435M - $500M in FY23 Financial Strength and the Talent to Execute Grow and Protect the Core Business Growth, Profitability, Cash and Liquidity Sustain Market Leadership Experienced and Talented Team +10% Growth in Core Business Global Expansion Accelerates Growth Innovation Drives Incremental Growth of Core Business Launch 20 New Products OrbusNeich and Medikit $70M - $100M in FY23 $25M- $50M in FY23

Appendix: Non-GAAP Financial Measures To supplement CSI's consolidated condensed financial statements prepared in accordance with GAAP, CSI uses a non-GAAP financial measure referred to as "Adjusted EBITDA" in this presentation. Reconciliations of this non-GAAP measure to the most comparable U.S. GAAP measure for the respective periods can be found in the following table. In addition, an explanation of the manner in which CSI's management uses this measure to conduct and evaluate its business, the economic substance behind management's decision to use this measure, the substantive reasons why management believes that this measure provides useful information to investors, the material limitations associated with the use of this measure and the manner in which management compensates for those limitations is included following the reconciliation table. Year Ended (in thousands) June 30 2014 2015 2016 2017 2018 Net income (loss) $ (35,290) $(32,822) $(56,024) $(1,792) $1,712 Less: Other (income) and expense, net 1,711 71 (145) 164 390 Less: Provision for income taxes 90 114 92 86 132 Income (loss) from operations (33,489) (32,637) (56,077) (1,542) 2,234 Add: Stock-based compensation 10,928 14,718 12,977 10,354 10,302 Add: Depreciation and amortization 1,367 2,321 3,917 4,135 3,934 Adjusted EBITDA $(21,194) $(15,598) $(39,183) $12,947 $16,470 Use and Economic Substance of Non-GAAP Financial Measures Used by CSI and Usefulness of Such Non-GAAP Financial Measures to Investors CSI uses Adjusted EBITDA as a supplemental measure of performance and believes this measure facilitates operating performance comparisons from period to period and company to company by factoring out potential differences caused by depreciation and amortization expense and non-cash charges such as stock based compensation. CSI's management uses Adjusted EBITDA to analyze the underlying trends in CSI's business, assess the performance of CSI's core operations, establish operational goals and forecasts that are used to allocate resources and evaluate CSI's performance period over period and in relation to its competitors' operating results. Additionally, CSI's management is evaluated on the basis of Adjusted EBITDA when determining achievement of their incentive compensation performance targets. CSI believes that presenting Adjusted EBITDA provides investors greater transparency to the information used by CSI's management for its financial and operational decision-making and allows investors to see CSI's results "through the eyes" of management. CSI also believes that providing this information better enables CSI's investors to understand CSI's operating performance and evaluate the methodology used by CSI's management to evaluate and measure such performance.

Appendix: Non-GAAP Financial Measures The following is an explanation of each of the items that management excluded from Adjusted EBITDA and the reasons for excluding each of these individual items: -- Stock-based compensation. CSI excludes stock-based compensation expense from its non-GAAP financial measures primarily because such expense, while constituting an ongoing and recurring expense, is not an expense that requires cash settlement. CSI's management also believes that excluding this item from CSI's non-GAAP results is useful to investors to understand the application of stock- based compensation guidance and its impact on CSI's operational performance, liquidity and its ability to make additional investments in the company, and it allows for greater transparency to certain line items in CSI's financial statements. -- Depreciation and amortization expense. CSI excludes depreciation and amortization expense from its non-GAAP financial measures primarily because such expenses, while constituting ongoing and recurring expenses, are not expenses that require cash settlement and are not used by CSI's management to assess the core profitability of CSI's business operations. CSI's management also believes that excluding these items from CSI's non-GAAP results is useful to investors to understand CSI's operational performance, liquidity and its ability to make additional investments in the company. Material Limitations Associated with the Use of Non-GAAP Financial Measures and Manner in which CSI Compensates for these Limitations Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP. Some of the limitations associated with CSI's use of these non-GAAP financial measures are: -- Items such as stock-based compensation do not directly affect CSI's cash flow position; however, such items reflect economic costs to CSI and are not reflected in CSI's "Adjusted EBITDA" and therefore these non-GAAP measures do not reflect the full economic effect of these items. -- Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and therefore other companies may calculate similarly titled non-GAAP financial measures differently than CSI, limiting the usefulness of those measures for comparative purposes. -- CSI's management exercises judgment in determining which types of charges or other items should be excluded from the non-GAAP financial measures CSI uses. CSI compensates for these limitations by relying primarily upon its GAAP results and using non-GAAP financial measures only supplementally. CSI provides full disclosure of each non-GAAP financial measure. -- CSI uses and detailed reconciliations of each non-GAAP measure to its most directly comparable GAAP measure. CSI encourages investors to review these reconciliations. CSI qualifies its use of non- GAAP financial measures with cautionary statements as set forth above.

Driving Sustainable, Long-Term Growth Rhonda Robb Chief Operating Officer July 31, 2018

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s growth, future financial measurements, product development and introductions, clinical trials, and market opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material. In addition, this presentation also includes certain non-GAAP financial measures, such as Adjusted EBITDA. Reconciliations of the non-GAAP financial measures used in this presentation to the most comparable U.S. GAAP measures for the respective periods can be found in tables in the appendix to this presentation. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP.

Key Growth Drivers Core Business New Geographies Innovation Achieve $435M - $500M in Revenue in FY23 (15% - 18% CAGR)

CSI Will Remain Focused Complex Coronary and Peripheral Disease Large, and growing markets with significant unmet medical needs Aging Patient Populations CSI market leadership with OAS in peripheral and coronary segments Opportunities for Innovation Focused on Complex Peripheral and Coronary Artery Disease

Key Growth Drivers Innovation in product line extensions Site of service strategies Evidence Core Business Expertise Excellence in quality and manufacturing Sustain 10+ % Growth in our Core Business

Innovation

Ease of Use with OAS Enhancements



91.4 kV
CARD
830.4 mA
10.0 f/s
A
Card CARE
Fl Low
014.0 min
745 mGy
5508.53 µGym²
11%
00:00
Review

Video with representation of GlideAssist

GlideAssist is an innovative solution that:

- Facilitates device tracking
- Provides easier device repositioning
- Exceptional performance especially in challenging anatomies

ViperWire Flex Tip and Next Generation Pump launching in FY19







CSI CARDIOVASCULAR SYSTEMS, INC.

Innovation Radial is a Core Competitive Advantage A new differentiated route of access for CSI, complementary to tibial/pedal Diamondback low 5Fr profile, with extended working length enables unique radial approach Expansion in portfolio of radial support devices: wires, sheaths, catheters, PTA balloons Value Drivers • Few vascular complications, lower bleeding • Efficiency in workflows, increase patient volumes, shorter length of stay; especially attractive for OBL’s Before After

Innovation Complete Revascularization Differentiators Maximize Sales Productivity Broader portfolio to treat more patients with Interventional Support Products with small and larger vessels Sapphire balloons, 1.0mm specialty balloons New 1.0mm solution for sub- and chronic total occlusions Microcatheters, guidewires and scoring balloons added in FY19 New 2.25mm crown for iliac/CFA treatment

Innovation Complete Revascularization Differentiators Peripheral Exchangeable Platform Up to 50% of peripheral patients have multi-level disease Innovation facilitates utilization of multiple crowns during a single case Patient and economic benefits Business model innovation may enable new product configurations to meet unique needs of sites of service and throughout different geographic regions US Launch in late FY2019

Site of Service Strategies Customer Focused and Targeted to Drive Share/Volume Peripheral Peripheral Coronary Hospital Office Based Lab Dedicated coronary reps and Adaptive sales model given support needs, clinical specialists clinical specialists Educational excellence Long-term contracts with price Large account opportunity volume commitments Evolution to technology price points

Leadership in Clinical Evidence

5000+	7000	600
Patients	Lesions	Physicians

	Trial	Size	Importance
PAD	LIBERTY 360° (Enrollment Complete)	n=1,204	• "All-comers" trial vs. any other treatment • Nearly 700 Rutherford Class 4-6 patients enrolled
	OPTIMIZE (Enrollment Complete)	n=66	• OAS + DCB vs. DCB alone • Calcified below-the-knee lesions
	OASIS, CONFIRM series, CALCIUM 360 and COMPLIANCE 360	n=3,359	• High rates of procedural success and durability • Low adverse events/bail-out stenting
CAD	ECLIPSE (Enrollment Began March 2017)	n=2,000	• Largest randomized trial to study coronary atherectomy for calcified coronary lesions • OAS + DES vs. angioplasty + DES
	ORBIT II (3-year Data)	n=443	• 92% freedom from revascularization at 3-years • Up to $4,946 per patient cost savings at 2-years
	COAST (Enrollment Complete)	n=100	• Supported 2nd Gen OAS in U.S. and Japan approval • Japan commercialization to begin in FY18

CSI | CARDIOVASCULAR SYSTEMS, INC.

Leadership in Medical Evidence ECLIPSE Will Drive OAS as Standard of Care for Vessel Preparation Trial designed to establish a new standard of care of vessel preparation for patients with complex coronary disease Enrolling 2000 patients, 100 sites 400+ enrollments to date Enrollment completion expected in 18-24 months

Medical Evidence Peripheral Evidence Driving Guidelines 2016 AHA/ACC Guidelines on the 2 Year Clinical Data Presented; Management of Patients with PAD1 AMP August 8, 2018 Economic Data Presented FY19 Initiating 500 patient BTK An evaluation for revascularization study in 2019 options should be performed by an interdisciplinary care team before amputation in the patient with CLI (Class I)

Excellence in Quality and Manufacturing Scalable and Continuous COGS Reductions Manufacturing Volume driven overhead leverage Initiatives Labor productivity Scalable and continuous reductions LEAN continuous improvement protect margins from likely ASP declines Material cost reductions Sourcing and over the next 5+ years Supply Chain Vertical Integration

Key Growth Drivers Japan Launch Expanding Steady Cadence New Geographies Progressing Well Global Distribution of New Product Network Introductions New Geographies to Provide $25M-$50M in Revenue in FY23

Japan Launch Progressing Well Japan launch is progressing on plan Calcific burden in Japan significant Physicians accept need/value of vessel preparation Medikit is the exclusive distribution partner in Japan Coronary Classic and ViperWire Flex launch early 2019 Initiate enrollment of Peripheral OAS study in 2019

Expand Global Distribution Network

Expand Global Distribution Network Global interventional solutions provider Leadership team and distribution strength Footprint in more than 60 countries and Immediate CSI access to key markets across six continents Strong customer relationships; reputation Focus and ability to leverage infrastructure

A Steady Cadence of New Geographies FY19 FY23 $25M-$50M in FY23 FY19 FY23 Japan $25M - $50M Europe Middle East Southeast Asia $15M - $17.5M Canada $1.8M China FY18 FY21 FY23 Coronary Peripheral

Key Growth Drivers Innovation drives long term growth potential 20 new product launches by FY23 Portfolio expansion into complex Innovation coronary and peripheral patients $70M-$100M in Revenue From New Products in FY23

Building a Cardiovascular Company

Steady Cadence of 20 Product Launches Through FY23

Innovation Will Drive $70M-$100M in Revenue in Fiscal 2023



Platforms
Peripheral Products
Coronary Products
Support Products
Glide Assist
Radial OAS
PCI Balloons
Guidewires
ViperWire Flex
Exchangeable Peripheral
Microcatheters
Large Vessel OAS
Next Gen Pump
Scoring Balloons
Radial Support Products
Small Vessel OAS
OAS Gen II
OAS Gen III
A/V Fistula
Laser Atherectomy
CTO/STO Piloting
In-Stent Restenosis
Mixed Plaque Atherectomy
cPCI* Hemodynamic Support
OAS Gen IV
FY18
FY19
FY20
FY21
FY22
FY23

* cPCI = Complex PCI

CSI | CARDIOVASCULAR SYSTEMS, INC.

Unmet Needs Shape our Innovation Strategy

Complex Coronary Patient

16-18 Million
Coronary Artery Disease[1]

~1.2 Million
Annual CAD Interventions (PCI or CABG)[2]

880k
PCI[3]

525k
Complex[4]

~150k-200k
High Risk
Complex[4]



Severe Calcium
Bifurcation
Chronic Total &
Subtotal Occlusion
Multi-Vessel
Disease
Left Main
Disease
In-Stent
Restenosis
Low Ejection
Fraction

Core OAS Innovations – Glide Assist	PCI Support Products	CTO/STO Products	In Stent Restenosis	cPCI* Hemodynamic Support

1. US CHD Prevalence - CDC – Prevalence of Coronary Heart Disease – US 2006-2010; AHA - Heart Disease and Stroke Statistics- 2018 Update, Company Estimates
2. Millennium Research Group (2017 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US - 2018; AHA - Heart Disease and Stroke Statistics- 2018 Update; N Engl J Med. 2016 May 19;374(20):1954-64.
3. Millennium Research Group (2017 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US – 2018
4. Millennium Research Group (2017 December) Medtech360 Market Analysis - Interventional Cardiology Devices – US – 2018; Bortnick, et. al. Am J Cardiol 2014;113:573-579; 9; iData Research (2018 March) U.S. Market Report Suite for Intentional Cardiology Devices, Analyst Estimates

* cPCI = Complex PCI

CSI | CARDIOVASCULAR SYSTEMS, INC.

CSI cPCI Hemodynamic Support Video with representation of proposed product

Unmet Needs Shape Our Innovation

Complex Peripheral Patient

20 Million
Peripheral Arterial Disease[1]

~5.7 Million
Diagnosed Critical Limb Ischemia or Intermittent Claudicant [2]

900k
Annual Peripheral Vascular Treatments[3]

~720k-765k
Benefit from Atherectomy[4]

~225k
Total Atherectomy Treatments Today[5]



CSI Strategic Approach

CSI will provide a full product line to serve patients with varying degrees of PAD burden

Radial	Small/ Large Vessel	Exchangeable Platform	PAD Support Products	Laser for Soft Plaque and ISR

1. Yost ML, CLI U.S. Supplement, Beaufort, SC. 2016 as presented at NCVH 2017
2. Yost ML, CLI U.S. Supplement, Beaufort, SC. 2016 as presented at NCVH 2017; Company Estimates
3. Annual Treatments = PVI + Bypass + Amputation. Millennium Research Group (2017 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2018; Allie DE, Hebert CJ, Ingraldi A, Patlola RR, Walker CM. 24-Carat Gold, 14-Carat Gold, or Platinum Standards in the Treatment of Critical Limb Ischemia: Bypass Surgery or Endovascular Intervention? J Endovsc Ther. 2009;16(Suppl I):I134–I146.; CSI Company Estimates
4. CSI Company Estimates
5. Millennium Research Group (2017 December) Medtech360 Market Analysis – Peripheral Vascular Devices – US – 2018

CSI. CARDIOVASCULAR SYSTEMS, INC.

Future Innovation Vessel Preparation for Mixed Plaque CSI and Aerolase Corp. Development Agreement Laser Atherectomy Catheter Treats Soft Plaque and ISR

Future Innovation Vessel Preparation for Soft Plaque/ISR Large and attractive market, complimentary to OAS; expands the patient population that CSI will serve in a segment lacking innovation Target patients: De novo soft plaque and ISR in the peripheral patients; expand to Coronary Leverage existing channel; strong customer relationship CSI Approach: Portability, Reliability, Ease of Use and Minimal Set Up Time, Economical Solution for Hospitals and OBL’s Development well underway with Robust IP Portfolio; FIH mid 2021

Driving Sustainable Long-Term Growth

Key Value Drivers

Key Milestones

2019-2020

- ViperWire, Next Gen Pump
- Radial Support Portfolio
- Peripheral Exchangeable
- PCI Support Portfolio
- Japan, Europe, Middle East, Asia

2021-2022

- ECLIPSE results
- OAS Gen II/III
- OAS small/large vessel
- Deeper Global Penetration
- Laser FIH
- High Risk Complex PCI Support FIH

2023

- Laser and High Risk Complex PCI Support Commercial
- Gen IV OAS Platforms

Future Revenue



5 - Year CAGR
15% – 18%
$240M - $250M
$300M - $350M
$435M - $500M
FY19
FY21
FY23

CSI | CARDIOVASCULAR SYSTEMS, INC.

Driving Sustainable Growth: Broaden Our Value Streams Financial Goal: Five Year CAGR of 15% - 18% & Revenue of $435M - $500M in FY23 Financial Strength and the Talent to Execute Grow and Protect the Core Business Growth, Profitability, Cash and Liquidity Sustain Market Leadership Experienced and Talented Team +10% Growth in Core Business Innovation Drives Incremental Growth Global Expansion Accelerates Growth of Core Business Launch 20 New Products OrbusNeich and Medikit $70M - $100M in FY23 $25M - $50M in FY23

Appendix: Non-GAAP Financial Measures To supplement CSI's consolidated condensed financial statements prepared in accordance with GAAP, CSI uses a non-GAAP financial measure referred to as "Adjusted EBITDA" in this presentation. Reconciliations of this non-GAAP measure to the most comparable U.S. GAAP measure for the respective periods can be found in the following table. In addition, an explanation of the manner in which CSI's management uses this measure to conduct and evaluate its business, the economic substance behind management's decision to use this measure, the substantive reasons why management believes that this measure provides useful information to investors, the material limitations associated with the use of this measure and the manner in which management compensates for those limitations is included following the reconciliation table. Year Ended (in thousands) June 30 2014 2015 2016 2017 2018 Net income (loss) $ (35,290) $(32,822) $(56,024) $(1,792) $1,712 Less: Other (income) and expense, net 1,711 71 (145) 164 390 Less: Provision for income taxes 90 114 92 86 132 Income (loss) from operations (33,489) (32,637) (56,077) (1,542) 2,234 Add: Stock-based compensation 10,928 14,718 12,977 10,354 10,302 Add: Depreciation and amortization 1,367 2,321 3,917 4,135 3,934 Adjusted EBITDA $(21,194) $(15,598) $(39,183) $12,947 $16,470 Use and Economic Substance of Non-GAAP Financial Measures Used by CSI and Usefulness of Such Non-GAAP Financial Measures to Investors CSI uses Adjusted EBITDA as a supplemental measure of performance and believes this measure facilitates operating performance comparisons from period to period and company to company by factoring out potential differences caused by depreciation and amortization expense and non-cash charges such as stock based compensation. CSI's management uses Adjusted EBITDA to analyze the underlying trends in CSI's business, assess the performance of CSI's core operations, establish operational goals and forecasts that are used to allocate resources and evaluate CSI's performance period over period and in relation to its competitors' operating results. Additionally, CSI's management is evaluated on the basis of Adjusted EBITDA when determining achievement of their incentive compensation performance targets. CSI believes that presenting Adjusted EBITDA provides investors greater transparency to the information used by CSI's management for its financial and operational decision-making and allows investors to see CSI's results "through the eyes" of management. CSI also believes that providing this information better enables CSI's investors to understand CSI's operating performance and evaluate the methodology used by CSI's management to evaluate and measure such performance.

Appendix: Non-GAAP Financial Measures The following is an explanation of each of the items that management excluded from Adjusted EBITDA and the reasons for excluding each of these individual items: -- Stock-based compensation. CSI excludes stock-based compensation expense from its non-GAAP financial measures primarily because such expense, while constituting an ongoing and recurring expense, is not an expense that requires cash settlement. CSI's management also believes that excluding this item from CSI's non-GAAP results is useful to investors to understand the application of stock- based compensation guidance and its impact on CSI's operational performance, liquidity and its ability to make additional investments in the company, and it allows for greater transparency to certain line items in CSI's financial statements. -- Depreciation and amortization expense. CSI excludes depreciation and amortization expense from its non-GAAP financial measures primarily because such expenses, while constituting ongoing and recurring expenses, are not expenses that require cash settlement and are not used by CSI's management to assess the core profitability of CSI's business operations. CSI's management also believes that excluding these items from CSI's non-GAAP results is useful to investors to understand CSI's operational performance, liquidity and its ability to make additional investments in the company. Material Limitations Associated with the Use of Non-GAAP Financial Measures and Manner in which CSI Compensates for these Limitations Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP. Some of the limitations associated with CSI's use of these non-GAAP financial measures are: -- Items such as stock-based compensation do not directly affect CSI's cash flow position; however, such items reflect economic costs to CSI and are not reflected in CSI's "Adjusted EBITDA" and therefore these non-GAAP measures do not reflect the full economic effect of these items. -- Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and therefore other companies may calculate similarly titled non-GAAP financial measures differently than CSI, limiting the usefulness of those measures for comparative purposes. -- CSI's management exercises judgment in determining which types of charges or other items should be excluded from the non-GAAP financial measures CSI uses. CSI compensates for these limitations by relying primarily upon its GAAP results and using non-GAAP financial measures only supplementally. CSI provides full disclosure of each non-GAAP financial measure. -- CSI uses and detailed reconciliations of each non-GAAP measure to its most directly comparable GAAP measure. CSI encourages investors to review these reconciliations. CSI qualifies its use of non- GAAP financial measures with cautionary statements as set forth above.

Growth Summary and Financial Performance Jeff Points Chief Financial Officer July 31, 2018

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For example, statements in this presentation regarding CSI’s growth, future financial measurements, product development and introductions, clinical trials, and market opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material. In addition, this presentation also includes certain non-GAAP financial measures, such as Adjusted EBITDA. Reconciliations of the non-GAAP financial measures used in this presentation to the most comparable U.S. GAAP measures for the respective periods can be found in tables in the appendix to this presentation. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP.

Strong and Stable Business Model Cash and Liquidity $116M in cash and cash equivalents Recurring cash flow $40M line of credit at June 30, 2018 generated from operations unused and available Revenue Adjusted EBITDA Gross Margin (Millions) (Millions) CAGR = 12% $217 $16 82% $205 $13 81% $182 $178 80% $137 FY14 FY15 FY16 FY17 FY18 78% 77% $(16) $(21) FY14 FY15 FY16 FY17 FY18 $(39) FY14 FY15 FY16 FY17 FY18

Platform for Growth Growth through geographic expansion and innovation Organic growth investments are internally funded ~$250M R&D investments increase to 14%-17% FY19-FY23 R&D Investments of revenues in FY21 (12% in FY18) Leveraging SG&A spend down as a % of revenue Opportunistic portfolio management

Broadening Value Streams International and New Products account for approximately 24% of total revenues in FY23 1% 76% 5% 7% FY18 7% FY21 88% FY23 99% 17% OAS Base New Products International

FY21 Financial Goals CSI Cost Down Material Cost Reduction Programs Volume Driven OH Leverage LEAN Productivity Initiatives Revenues Gross Margins R&D Investments Adjusted EBITDA Net Income • $300M–$350M • 78%–80% • Approximately $50M • 8%–10% • 3%–5% • CAGR = 11%-17% • Ongoing cost (14%-17% of revenues) of revenue of revenue reduction initiatives • CAGR = 25%

Poised for Significant Long-Term Revenue Growth

Historical Revenue



$137M
$182M
$178M
$205M
$217M
FY14
FY15
FY16
FY17
FY18

12%
CAGR

Future Revenue



$240M–$250M
$300M–$350M
$435M–$500M
FY19
FY21
FY23

15%–18%
5-Year CAGR

CSI | CARDIOVASCULAR SYSTEMS, INC.

Appendix: Non-GAAP Financial Measures To supplement CSI's consolidated condensed financial statements prepared in accordance with GAAP, CSI uses a non-GAAP financial measure referred to as "Adjusted EBITDA" in this presentation. Reconciliations of this non-GAAP measure to the most comparable U.S. GAAP measure for the respective periods can be found in the following table. In addition, an explanation of the manner in which CSI's management uses this measure to conduct and evaluate its business, the economic substance behind management's decision to use this measure, the substantive reasons why management believes that this measure provides useful information to investors, the material limitations associated with the use of this measure and the manner in which management compensates for those limitations is included following the reconciliation table. Year Ended (in thousands) June 30 2014 2015 2016 2017 2018 Net income (loss) $ (35,290) $(32,822) $(56,024) $(1,792) $1,712 Less: Other (income) and expense, net 1,711 71 (145) 164 390 Less: Provision for income taxes 90 114 92 86 132 Income (loss) from operations (33,489) (32,637) (56,077) (1,542) 2,234 Add: Stock-based compensation 10,928 14,718 12,977 10,354 10,302 Add: Depreciation and amortization 1,367 2,321 3,917 4,135 3,934 Adjusted EBITDA $(21,194) $(15,598) $(39,183) $12,947 $16,470 Use and Economic Substance of Non-GAAP Financial Measures Used by CSI and Usefulness of Such Non-GAAP Financial Measures to Investors CSI uses Adjusted EBITDA as a supplemental measure of performance and believes this measure facilitates operating performance comparisons from period to period and company to company by factoring out potential differences caused by depreciation and amortization expense and non-cash charges such as stock based compensation. CSI's management uses Adjusted EBITDA to analyze the underlying trends in CSI's business, assess the performance of CSI's core operations, establish operational goals and forecasts that are used to allocate resources and evaluate CSI's performance period over period and in relation to its competitors' operating results. Additionally, CSI's management is evaluated on the basis of Adjusted EBITDA when determining achievement of their incentive compensation performance targets. CSI believes that presenting Adjusted EBITDA provides investors greater transparency to the information used by CSI's management for its financial and operational decision-making and allows investors to see CSI's results "through the eyes" of management. CSI also believes that providing this information better enables CSI's investors to understand CSI's operating performance and evaluate the methodology used by CSI's management to evaluate and measure such performance.

Appendix: Non-GAAP Financial Measures The following is an explanation of each of the items that management excluded from Adjusted EBITDA and the reasons for excluding each of these individual items: -- Stock-based compensation. CSI excludes stock-based compensation expense from its non-GAAP financial measures primarily because such expense, while constituting an ongoing and recurring expense, is not an expense that requires cash settlement. CSI's management also believes that excluding this item from CSI's non-GAAP results is useful to investors to understand the application of stock- based compensation guidance and its impact on CSI's operational performance, liquidity and its ability to make additional investments in the company, and it allows for greater transparency to certain line items in CSI's financial statements. -- Depreciation and amortization expense. CSI excludes depreciation and amortization expense from its non-GAAP financial measures primarily because such expenses, while constituting ongoing and recurring expenses, are not expenses that require cash settlement and are not used by CSI's management to assess the core profitability of CSI's business operations. CSI's management also believes that excluding these items from CSI's non-GAAP results is useful to investors to understand CSI's operational performance, liquidity and its ability to make additional investments in the company. Material Limitations Associated with the Use of Non-GAAP Financial Measures and Manner in which CSI Compensates for these Limitations Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP. Some of the limitations associated with CSI's use of these non-GAAP financial measures are: -- Items such as stock-based compensation do not directly affect CSI's cash flow position; however, such items reflect economic costs to CSI and are not reflected in CSI's "Adjusted EBITDA" and therefore these non-GAAP measures do not reflect the full economic effect of these items. -- Non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and therefore other companies may calculate similarly titled non-GAAP financial measures differently than CSI, limiting the usefulness of those measures for comparative purposes. -- CSI's management exercises judgment in determining which types of charges or other items should be excluded from the non-GAAP financial measures CSI uses. CSI compensates for these limitations by relying primarily upon its GAAP results and using non-GAAP financial measures only supplementally. CSI provides full disclosure of each non-GAAP financial measure. -- CSI uses and detailed reconciliations of each non-GAAP measure to its most directly comparable GAAP measure. CSI encourages investors to review these reconciliations. CSI qualifies its use of non- GAAP financial measures with cautionary statements as set forth above.

Analyst Day Meeting Scott R. Ward Chairman, President & CEO July 31, 2018

Safe Harbor FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Report Act of 1995, which are provided under the protection of the safe harbor for forward-looking statements provided by that Act. For examples, statements in this presentation regarding CSI’s growth, future financial measurements, product introductions, clinical trials, and market opportunities, are forward-looking statements. These statements involve risks and uncertainties that could cause results differ materially from those projected, including, but not limited to, those described in CSI’s filings with the Securities and Exchange Commission, including its most recent annual report on Form 10-K and subsequent quarterly and annual reports. CSI encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this presentation. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, CSI’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this presentation. The forward-looking statements contained in this presentation are made only as of the date of this presentation, and CSI undertakes no obligation to update them to reflect subsequent events or circumstances. FINANCIAL INFORMATION This presentation includes calculations or figures that have been prepared internally and have not been reviewed or audited by CSI’s independent registered accounting firm. Use of different methods for preparing, calculating or presenting information may lead to differences, which may be material. In addition, this presentation also includes certain non-GAAP financial measures, such as Adjusted EBITDA. Reconciliations of the non-GAAP financial measures used in this presentation to the most comparable U.S. GAAP measures for the respective periods can be found in tables in the appendix to this presentation. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for CSI's financial results prepared in accordance with GAAP.

Cardiovascular Systems, Inc. Creating Shareholder Value Leveraging a A Compelling Creating Competitive Financially Strong with the Strong Core Business Growth Strategy Advantage Team and Talent to Win Improving outcomes for Driving market leading Highest quality Sustaining double digit growth complex coronary and performance in orbital products, services with strong gross margins peripheral artery disease atherectomy and relationships Positive cash flow, strong cash position & no long term debt Proprietary Expanding into new Innovation and robust core technology geographic markets medical evidence Positioned to invest in organic growth Serving large and Launching an Medical education A Mission driven organization growing markets innovative portfolio and superior with the leadership and of new products clinical support talent to succeed

David E. Kandzari, MD Director of Interventional Cardiology and Chief Scientific Officer Piedmont Heart Institute Dr. David E. Kandzari is the Director, Interventional Cardiology of the Piedmont Heart Institute and Chief Scientific Officer for the Piedmont Healthcare in Atlanta, Georgia. Dr. Kandzari specializes in cardiovascular disease, peripheral arterial disease and interventional cardiology. A graduate of Duke University School of Medicine, he completed his internship and residency at The John Hopkins University School of Medicine in Baltimore, Maryland. Following his residency, he completed his general and interventional cardiology fellowship at Duke University where he joined the faculty as the John B. Simpson Assistant Professor of Interventional Cardiology and Genomic Sciences. Dr. Kandzari is the former Director of Interventional Cardiology Research at the Scripps Clinic in La Jolla, California. Before joining the Scripps faculty, he also served as Chief Medical Officer for the Cordis Corporation, a Johnson & Johnson Company. He has also served as a Medical Officer for the Center for Devices and Radiological Health for the United States Food and Drug. Board certified by the American Board of Internal Medicine and its subspecialty Board of Cardiovascular Disease and Board of Interventional Cardiology, Dr. Kandzari has held national and international leadership roles in clinical trials in cardiovascular disease and has participated in national and international program committees in cardiology. He has authored and coauthored more than 300 studies, book chapters and scientific reviews, and has delivered more than 600 lectures, both nationally and internationally, on a variety of issues related to both interventional and general cardiology. Dr. Kandzari has been consecutively voted as one of Atlanta's Top Doctors by Atlanta Magazine from 2011 to 2018, and is peer-nominated in the top 1% of cardiologists by U.S News and World Report.

Martin B. Leon, MD Director, Center for Interventional Vascular Therapy Columbia University Medical Center Martin B. Leon, MD, is a Professor of Medicine at Columbia University College of Physicians and Surgeons and Director of the Center for Interventional Vascular Therapy (CIVT) at NewYork-Presbyterian Hospital/Columbia University Medical Center. Previously, Dr. Leon was also the Director of the Cardiac Catheterization Laboratories at NewYork- Presbyterian Hospital/Columbia University Medical Center and currently he serves on the Executive Board of the NewYork-Presbyterian/Columbia Heart Valve Center. Dr. Leon was the Founder of Transcatheter Cardiovascular Therapeutics (TCT) symposium and Chairman Emeritus of the Cardiovascular Research Foundation (CRF) in New York City and is currently CRF’s Co-Director, Medical Research and Education Division. TCT is the largest dedicated interventional cardiology meeting in the world and CRF is the largest independent not-for-profit cardiovascular research center in the world. A distinguished pioneer in interventional cardiovascular medicine, Dr. Leon has been the national principal investigator for over 50 clinical trials that have helped shape the field including STRESS, STARS, Gamma-one, SIRIUS, ENDEAVOR, RESOLUTE, and most recently, the PARTNER trials, studying the value of transcatheter valve therapy for patients with aortic stenosis. He has co-authored almost 2,000 peer reviewed scientific publications and abstracts, which have appeared in the most prestigious medical journals. As a practicing interventional cardiologist, Dr. Leon has performed over 10,000 procedures during his career. He is the Founder and Director of Transcatheter Cardiovascular Therapeutics (TCT), the world’s premier scientific symposium dedicated to interventional cardiovascular medicine, which is celebrating its 30th anniversary this year. He has also been the Director or Co-Director of more than 100 international educational programs in the field. Dr. Leon has received 20 international career achievement awards and was awarded an honorary degree from the University of Athens. Dr. Leon was previously the Director of Cardiovascular Research and Education at the Lenox Hill Heart and Vascular Institute in New York as well as Director of Clinical Research at the Washington Cardiology Center at the Washington Hospital Center and Clinical Professor of Medicine at Georgetown University Medical Center in Washington, DC. He also served as a Clinical Associate, Senior Investigator, and Director of the Catheterization Laboratories in the Cardiology Branch of the National Heart, Lung and Blood Institute at the National Institutes of Health in Bethesda, Maryland. He was a founder of the Washington Cardiology Center and the Cardiology Research Foundation in Washington, DC. Dr. Leon received his medical degree from the Yale School of Medicine and completed his internal medicine internship and residency as well as a cardiology fellowship at the Yale-New Haven Hospital.

Jeffrey S. Points Chief Financial Officer Cardiovascular Systems, Inc. Mr. Points joined CSI in September 2007 as Corporate Controller, became Senior Director and Controller in July 2013, Corporate Controller and Treasurer in January 2015, Vice President, Corporate Controller and Treasurer in May 2017 and was promoted to Chief Financial Officer in February 2018. From July 2005 to September 2007, Mr. Points was Assistant Controller at Empi, a manufacturer and provider of non-invasive medical products for pain management and physical rehabilitation. From January 1998 to July 2005, Mr. Points held various leadership positions at CliftonLarsonAllen, a national public accounting firm. Mr. Points also serves as a member of the Board of Directors for The Phoenix Residence, Inc.

Rhonda J. Robb Chief Operating Officer Cardiovascular Systems, Inc. Ms. Robb joined CSI as Chief Operating Officer in January 2018. Ms. Robb brings more than 30 years of medical device leadership to the company. Prior to CSI, she held several positions at Medtronic, most recently as Vice President and General Manager of the Heart Valve Therapies Business, including the transcatheter aortic valve business. In previous roles, Ms. Robb held leadership positions in Medtronic’s Coronary, Peripheral, and Cardiac Rhythm and Heart Failure businesses.

Scott R. Ward Chairman, President & Chief Executive Officer Cardiovascular Systems, Inc. Mr. Ward has been a member of the CSI Board of Directors since 2013 and has served as Chairman since November 2014. Mr. Ward served as our Interim President and Chief Executive Officer commencing in November 2015. In August 2016, Mr. Ward was appointed President and Chief Executive Officer. Since 2013, Mr. Ward has been one of the Managing Directors at SightLine Partners. Following his appointment as our President and Chief Executive Officer, Mr. Ward continues to be a Managing Director of Sightline Opportunity Management Fund II, LLC, and may provide limited advisory and consulting services to Sightline Partners in this capacity. From 1981 to 2010, Mr. Ward was employed by Medtronic, Inc., and held a number of senior leadership positions. Mr. Ward was Senior Vice President and President of Medtronic’s CardioVascular business from May 2007 to November 2010. Prior to that he was Senior Vice President and President of Medtronic’s Vascular business from May 2004 to May 2007, Senior Vice President and President of Medtronic’s Neurological and Diabetes business, from February 2002 to May 2004, and was President of Medtronic’s Neurological business from January 2000 to January 2002. He was Vice President and General Manager of Medtronic’s Drug Delivery business from 1995 to 2000. Prior to that, Mr. Ward led Medtronic’s Neurological Ventures in the successful development of new therapies. Mr. Ward serves on the boards of several private companies. Until April 4, 2016, Mr. Ward was the Chairman of the Board of Creganna Medical. Mr. Ward served as a member of the Board of Surmodics, Inc., from September 2010 to March 2015.

CSI®, Diamondback®, Diamondback 360®, GlideAssist®, ViperWire® and ViperWire Advance® are trademarks of Cardiovascular Systems, Inc. © 2018 Cardiovascular Systems, Inc. Sapphire® and OrbusNeich® are trademarks of OrbusNeich Medical, Inc.